

CĪON INVESTMENT CORPORATION

A MIDDLE MARKET-FOCUSED BUSINESS DEVELOPMENT COMPANY

CĪON

Risks

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

- Our investments in prospective portfolio companies are risky, and we could lose all or part of our investment.
- We are a non-diversified investment company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore we are not limited with respect to the proportion of our investment that may be invested in securities of a single issuer.
- We are a relatively new company and have a limited operating history.
- As a company with relatively few investments, our continuous public offering may be deemed to be a "blind pool" offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.
- As required by the 1940 Act, a significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.
- Unless we experience substantial net capital appreciation and realized gains, the purchase price in our periodic repurchase offers will be at a price lower than the price paid for your shares.
- The amount of distributions that we pay is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established any limit on the amount of funds we may use from net offering proceeds or borrowings to make distributions. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted assets. In addition, a substantial portion of our distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by us.

Risks (Continued)

- Before managing us, CĪON Investment Management, LLC ("CIM"), our investment adviser, had not managed a Business Development Company ("BDC") or a Regulated Investment Company ("RIC"). Therefore, CIM may not be able to successfully operate our business or achieve our investment objective.
- CIM and Apollo Investment Management, L.P., our investment sub-adviser ("AIM", and together with its subsidiaries, "Apollo"), and their respective affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates that could result in actions that are not in your best interests.
- We may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
- There may be conflicts of interest related to obligations that CIM's and Apollo's respective senior management and investment teams have to other clients.
- Our base management and incentive fees may induce CIM to make, and AIM to recommend, speculative investments or incur leverage.
- The compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm's-length negotiations.
- This is a "best efforts" offering and, if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets underperform.
- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
- Beginning in the first quarter of 2014, we began offering to repurchase your shares of our common stock on a quarterly basis. As a result, you will have limited opportunities to sell your shares of our common stock and, to the extent you are able to sell your shares of our common stock under the program, you may not be able to recover the amount of your investment in our common stock.
- We will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect our cost of capital and net investment income.
- We expect to borrow money to make investments. As a result, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.
- The amended total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
- We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Internal Revenue Code or to satisfy RIC distribution requirements.
- We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
- The net asset value of our common stock may fluctuate significantly.

CĪON Investment Corporation: Business Development Company

- Targets private and thinly-traded U.S. middle market companies, which we define as companies with annual EBITDA of $50 million or less
- Invests primarily in senior secured, floating rate loans
- Structured as a business development company, or BDC
- Sub-advised by Apollo Investment Management, a subsidiary of Apollo Global Management, collectively, "Apollo," one of the world's largest alternative investment managers



ADVISER
CĪON
INVESTMENT MANAGEMENT
SUB-ADVISER
APOLLO
INVESTMENT MANAGEMENT
THE FUND
CĪON
INVESTMENT CORPORATION

What is a BDC?

- A type of investment company created by Congress in 1980
- Created to facilitate the flow of capital to private companies
- Registered with the SEC and governed by the Investment Company Act of 1940
- Enables qualified individual investors to participate and invest alongside institutional and high-net-worth investors



Public Investors
Institutional & High Net Worth Investors
Investment Dollars
Investment Returns
Business Development Companies
Middle Market Businesses

Investments in BDCs, such as CĪON, may not be suitable for some investors. There is no guarantee that an investment in CĪON will result in a return on your investment. Before investing in CĪON, please read the accompanying prospectus carefully and consider the risks, charges, expenses and other important information described therein.

CĪON Attributes

TRANSPARENCY AND GOVERNANCE

- Regular SEC filings (10Q, 10K, 8K, etc.)
- Weekly NAV pricing
- Board of Directors, a majority of whom are independent

LIMITED LEVERAGE[1]

- Leverage restricted by regulation
- Strategic leverage to potentially enhance returns

TAX BENEFITS, IF TREATED AS A RIC[2]

- Minimal corporate taxation
- At least 90% of net investment income is distributed
- 1099 tax statements

PARTICIPATION IN AN ALTERNATIVE INVESTMENT[3]

- Generally little to no correlation to listed stock or bond markets
- Potential hedge against inflation
- Portfolio diversification
- Leading global alternative investment managers

(1) If CĪON borrows money, the potential for loss on amounts invested in CĪON will be magnified and may increase the risk of investing in CĪON. Borrowed money may also adversely affect the return on CĪON's assets, reduce cash available for distribution to CĪON's shareholders, and result in losses.
(2) In the unlikely circumstance that CĪON does not qualify as a RIC, it would subject CĪON to federal income taxes on all of its income, resulting in an adverse effect on its financial performance.
(3) Alternative investments may not be suitable for some investors. They are typically illiquid and are considered long-term investments.

CĪON's Target Market

The Middle Market(1)

A large and vital part of both the American and global economy

- Approximately 200,000 businesses
- Generates more than $9.3 trillion in gross revenues annually
- During the economic downturn of 2007-2010, surviving middle market companies created 2.2 million jobs, compared to nearly 4 million jobs shed by surviving larger companies
- Almost 70% of middle market companies have been in business for more than 20 years
- On average, middle market companies are less financially leveraged than large companies

If the U.S. middle market was a country, it would be the 5th largest global economy in terms of GDP

1. United States
2. China
3. India
4. Japan
5. MM **Middle Market**

THERE IS NO ASSURANCE THAT THESE FORECASTS OR OPINIONS WILL COME TO PASS. PAST PERFORMANCE DOES NOT INDICATE FUTURE RESULTS. ADDITIONALLY, A REVERSAL OF IMPROVING MARKET CONDITIONS COULD NEGATIVELY IMPACT CREDIT SPREADS AS WELL AS CĪON'S ABILITY TO OBTAIN FINANCING, PARTICULARLY FROM THE DEBT MARKETS.

(1) National Center for the Middle Market 4Q 2013 Middle Market Indicator and GE Capital 2012 National Middle Market Summit Report. GE defines middle market companies as those with $10 million - $1 billion in annual revenue, which CĪON believes has significant overlap with its definition of the middle market (companies with annual EBITDA of $50 million and under).

Demand for Alternative Lenders


Lender
Small Business Administration
?
Big Banks
Small Business
Middle Market
Large Corporations
Borrower

Reduced supply from traditional lenders

- U.S. commercial banks reduced commercial and industrial loans by \$105 billion from 2008-2012[1]

Increased demand from corporations and private equity firms

- Corporations have approximately \$239 billion of loans maturing by 2016
- Private equity firms have approximately \$330 billion of un-invested capital[2]

(1) Federal Reserve Assets and Liabilities of Commercial Banks in the United States, January 4, 2013.
(2) Pitchbook 2H 2013 Private Equity Fundraising & Capital Overhang Report.

Examples of Everyday Middle Market Companies

Callaway GOLF

ORBITZ

Fender

OpenTable

IMAX THEATRE

1-800 flowers.com

WebMD

MORTON'S THE STEAKHOUSE

BUILD-A-BEAR WORKSHOP

PLANO

zipcar

Cole Haan

Note: The listed companies are a representation of middle market companies across a variety of industries. These listed companies may not be representative of any companies that are or will be in CĪON's portfolio. It should not be assumed that investment in such companies will be profitable.

Middle Market vs. Large Corporate Loan Rates

Capital lending in the middle market has been typically under-served. The lack of available capital, coupled with the rigorous due diligence necessary in order to provide loans to this market segment, is the reason why middle market loans have averaged nearly a 20% premium[1] compared to their large corporate counterparts in recent history.

(LIBOR + Spread)

Average Nominal Spread of Leveraged Loans[2]

Excludes all facilities in default



L+700
L+600
L+500
L+400
L+300
L+200
L+100
L+0
Sep-98
Mar-99
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Middle Market
Large Corporates

(1) There is no guarantee that the historical premium described above will apply to the middle market loans in which CĪON invests.
(2) Data as of December 31, 2013 - S&P Capital IQ LCD and S&P/LSTA Leveraged Loan Index.

The Relationship: A Collaboration

CĪON is a collaboration between ICON Investments and a subsidiary of Apollo Global Management, LLC

ICON INVESTMENTS

- 25+ year history
- 107 employees
- 4 offices in 3 countries
- $4.0 billion in total investments
- Demonstrated track record of raising capital in the intermediary channel
- Managed investments for more than 63,000 investors since inception

APOLLO

- Publicly traded (NYSE:APO)
- 20+ year history
- 710 employees(1)
- 10 offices in 7 countries
- $161 billion of AUM(1)
- Demonstrated investment performance across several asset classes

(1) As of December 31, 2013. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

About Apollo

Apollo is among the largest loan investors in the world and manages funds on behalf of some of the world's most prominent institutional and high net-worth investors

Apollo Global Management, LLC AUM(1)

(in billions)


REAL ESTATE
$9
CREDIT
$101
$50
$1
PRIVATE EQUITY
NON ALLOCATED

Top Loan Investors(2)

PARTICIPANT	ESTIMATED TOTAL (in millions)
Eaton Vance Group	$8,472
Fidelity Advisors	$7,640
Apollo Credit Management	**$5,936**
Credit Suisse Asset Mgmt	$5,755
Oppenheimer & Co.	$5,738
GSO Capital	$5,681
INVESCO	$5,391
ING Investment Management	$5,372
Ares Management	$4,879
PIMCO	$4,563

(1) As of December 31, 2013. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."
(2) Source: S&P LCD ("LCD"), as of December 31, 2013. Note: Includes all accounts that LCD was able to track with three or more commitments in the 12 months ended December 31, 2013 or $10 million or more in estimated allocations. LCD works with buy-side and sell-side financial institutions to gather and produce loan information. The data is based on LCD's collection and therefore is, by definition, incomplete. LCD's collection does not include loans that are not syndicated; materially different rankings could result from a change in collections or ranking methodology.

Apollo Manages Funds on Behalf of Prominent Investors

Apollo's Investor Base[1]



Public Pensions
Foreign Government Agencies
Banks or Finance Companies
Private Banks
Funds of Funds
Corporate Pensions
Insurance Companies
Family or High-Net-Worth
Endowments & Foundations
APOLLO

(1) As of December 31, 2013. Based on investor commitments.

An Integrated Platform

Apollo operates its business in an integrated manner to enhance information flow between its business units



REAL ESTATE
PRIVATE EQUITY
APOLLO
CREDIT
NATURAL RESOURCES



Packaging
VERSO
klöckner & co
SMURFIT-STONE
Private Equity
Credit
Chemicals
lyondellbasell
MOMENTIVE
UNIVAR
Private Equity
Credit
Manufacturing
United Rentals
Ashtead group
neff
Private Equity
Credit
Leisure
CAESARS
GALA CORAL GROUP
Private Equity
Credit
Commodities
PARALLEL
PXP
Chaparral
Private Equity
Credit

Note: The listed companies are a sample of Apollo private equity and capital markets investments across certain core industries. Listed companies are not representative of all companies recommended for advisory clients. It should not be assumed investment in such companies was or will be profitable. The list was compiled based on non-performance criteria. It contains companies that are not currently held in any Apollo portfolio. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo in the future. As of June 30, 2013.

The Fund

Investment Strategy

Target Companies

U.S. middle market companies (Annual EBITDA of $50 million or less) with:

- Experienced management teams
- Significant free cash flow
- Strong competitive positions
- Potential for growth

Investments

Primarily invest in senior secured loans of target companies, which typically:

- Sit at the top of a company's capital structure
- Are secured by all of a company's assets
- Offer attractive risk-adjusted returns

Investment Objective

By making and managing investments in target companies, we strive to provide investors with:

- Current income
- To a lesser extent, capital appreciation

There is no guarantee that the strategies listed above will be achieved. Investment strategies do not guarantee a profit nor do they protect against losses.

Focus on Senior Secured Loans

CĪON intends to focus primarily on investments in senior secured loans, and to a lesser extent, second lien and mezzanine loans

CĪON's Primary Investment Focus

Risk Potential


SENIOR SECURED LOANS
SECOND LIEN LOANS
SUBORDINATED DEBT/MEZZANINE LOANS
EQUITY AND EQUITY-RELATED SECURITIES
LOWER RISK
HIGHER RISK

- Senior secured loans are situated at the top of the capital structure
- These loans have priority in payment and generally carry the least risk among all investments in a company
- Typically have a first claim on a company's property, plant, inventory and cash flows

Although senior secured loans may carry the least amount of risk amongst the capital structure, they should not be misconstrued as carrying no risk at all. For example, there is a risk that the collateral securing our loans may decrease in value.

Floating Vs. Fixed Rate Investments

CĪON offers investors a potential hedge against rising interest rates, which typically erode the value of traditional fixed income investments. To mitigate this interest rate exposure, many of CĪON's loans have had and are anticipated to have a floating interest rate.

While floating rate investments maintain a relatively stable value in a changing interest rate environment, interest income typically increases or decreases in correlation with interest rate changes.

	INTEREST RATES	Potential Effects On: VALUE	Potential Effects On: INTEREST INCOME
Floating Rate Investments	↑	Stable	Increase
	↓	Stable	Decrease
Fixed Rate Investments	↑	Decrease	Fixed
	↓	Increase	Fixed

The above discussion does not take into account all factors that may impact income. Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return.

Interest Rate Environment

U.S. Treasury rates are at or near 50-year lows and well below their 50-year average


Treasury Rates Are Near 50-Year Lows
Yield (%)
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
Historical Average Yield
Where are Interest Rates Headed?

Based on historical 10-year treasury yields as of December 31, 2013.

Financial Highlights Q4 2013

(As of December 31, 2013)

Historical Total Investment Return-Net Asset Value

Year to Date (January 1, 2013 – December 31, 2013)	Since Inception (December 17, 2012– December 31, 2013)
11.96%	11.58%

Total investment return-net asset value is a measure of the change in total value for shareholders who held CĪON's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, organization and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors, but excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower.

Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CĪON's distribution reinvestment plan and amended and restated distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan and amended and restated distribution reinvestment plan are issued at 95% (from January 1, 2013 through September 30, 2013) and 90% (from October 1, 2013 through December 31, 2013) of the then public offering price on the date of purchase, respectively. The total investment return-net asset value for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day CĪON commenced operations (December 17, 2012), and dividing such difference by the net asset value per share on the day CĪON commenced operations. The total investment return-net asset value does not consider the effect of the sales load from the sale of CĪON'S common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.

Past performance is not indicative of future results.

Current Share Price & Distribution Rate

	Brokerage	Registered Investment Advisors
Share Price per Share (1)	$10.45	$9.70
Distribution Rate (2)	7.00%	7.54%

(1) Share price is determined on a weekly basis. Past performance is not indicative of future results. As of March 26, 2014.

(2) Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CĪON's distributions is made annually as of the end of CĪON's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CĪON's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes; however, distributions have not included a return of capital for tax purposes as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. A substantial portion of CĪON's distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for tax purposes. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to CĪON in future periods.

Historical Brokerage Share Price & Distribution Amount [1]



Price per Share
$10.50
$10.40
$10.30
$10.20
$10.10
$10.00
$10.45
$10.32
$10.24
$10.19
$10.13
$10.04
$10.00
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13
October-13
November-13
December-13
January-14
February-14
March-14



Annualized Distribution Amount
$0.74
$0.73
$0.72
$0.71
$0.70
$0.7315
$0.7224
$0.7168
$0.7133
$0.7091
$0.7028
$0.7000
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13
October-13
November-13
December-13
January-14
February-14
March-14

(1) Share price and distribution amount are determined on a weekly basis. Past performance is not indicative of future results. Please see footnote (2) on slide 22 for more information on CĪON's distributions.

Portfolio Highlights

Investment Composition


1.56%
2.06%
17.58%
78.80%
Senior Secured First Lien Loans
Senior Secured Second Lien Loans
Subordinated Debt
Collateralized Securities

Floating / Fixed Rate Breakdown


100.00%
Floating Rate Investments
Fixed Rate Investments

Data excludes short term investments, which represent highly liquid investments with original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, that are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. As of December 31, 2013.

Portfolio Highlights (Continued)



Industry Diversification
Healthcare & Pharmaceuticals, 15.43%
Services: Business, 15.43%
Banking, Finance, Insurance & Real Estate, 10.96%
Chemicals, Plastics & Rubber, 8.06%
Consumer Goods: Non-Durable, 7.36%
Media: Broadcasting & Subscription, 5.46%
Energy: Oil & Gas, 4.08%
Telecommunications, 3.90%
Beverage, Food & Tobacco, 3.54%
Aerospace & Defense, 3.40%
Other, 22.38%

Data excludes short term investments, which represent highly liquid investments with original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, that are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. As of December 31, 2013.

Representative Holdings

ABRA, Inc. Industry: Automotive EBITDA: $48 million % of Portfolio: 2.44%	**Captive Resources Midco, LLC** Industry: Banking, Finance, Insurance & Real Estate EBITDA: $20 million % of Portfolio: 0.41%	**F+W Media, Inc.** Industry: Media: Diversified & Production EBITDA: $31 million % of Portfolio: 0.79%	**Fender Musical Instruments Corp.** Industry: Consumer Goods: Non-Durable EBITDA: $56 million % of Portfolio: 0.19%
H.D. Vest, Inc. Industry: Banking, Finance, Insurance & Real Estate EBITDA: $33 million % of Portfolio: 0.59%	**Plano Molding Co., Inc** Industry: Consumer Goods: Non-Durable EBITDA: $33 million % of Portfolio: 1.03%	**Prowler Acquisition Corp.** Industry: Energy: Oil & Gas EBITDA: $29 million % of Portfolio: 0.79%	**The TOPPS Company, Inc.** Industry: Consumer Goods: Non-Durable EBITDA: $37 million % of Portfolio: 1.69%

Earnings Before Interest, Taxes, Depreciation and Amortization at initial investment.

The preceding information summarizes certain CĪON holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CĪON's future capital will be invested in a manner similar to the investments described herein.

Data excludes short term investments, which represent highly liquid investments with original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, that are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. As of December 31, 2013.

Positioning CĪON

The CĪON Difference

- Proven ability to invest in middle-market companies
- Proprietary sourcing relationships
- Disciplined, income-oriented investment philosophy
- Global platform with seasoned investment professionals
- Non-correlated, alternative investment providing portfolio diversification

Positioning*

Offering Type	Business Development Company ("BDC")
Offering Size	$1,000,000,000(1) (100,000,000 shares)
Offering Price per Share(2)	$10.45 per share/$9.70 per share through Registered Investment Advisors
Minimum Investment	$5,000
General Suitability Standards(3)	Generally, an investor must meet either of the following requirements: ▪ a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or ▪ a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000.
Distribution Payment Schedule(4)	Paid monthly, as declared

(1) Assumes all shares sold at the initial offering price of $10.00 per share.
(2) Share price is determined on a weekly basis. As of March 26, 2014.
(3) In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus.
(4) CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes; however, distributions have not included a return of capital for tax purposes as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. A substantial portion of CĪON's distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for tax purposes. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to CĪON in future periods.
* All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.

Positioning*

Distribution Reinvestment Plan (DRIP)	Investors may elect to reinvest cash distributions in additional shares at 90% of the offering price in effect on the date of purchase.
Investor Share Repurchase Program	Quarterly share repurchases, which began in the first quarter of 2014. Up to 15% of the weighted average number of shares outstanding during any calendar year or 3.75% per quarter, may be repurchased at 90% of the offering price in effect on the date of repurchase.
Exit Strategy(4)	Intends to complete a liquidity event within three to five years following completion of the offering. Such an event could include: ▪ a listing of CĪON's common stock on a national securities exchange, ▪ the sale of all or substantially all of CĪON's assets either on a complete portfolio basis or individually followed by a liquidation, or ▪ a merger or another transaction approved by CĪON's board of directors in which CĪON's shareholders will receive cash or securities of a publicly-traded company.

(4) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

* All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.



CĪON

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. **An offering is made only by the prospectus. This sales and advertising literature must be preceded or accompanied by and read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates.** Additional copies of the prospectus may be obtained by contacting ICON Investments at 800.435.5697 or by visiting www.cioninvestmentcorp.com.